UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2026

HEARTCORE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41272	87-0913420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

14F, Shibuya Sakura Stage Central Building, 1-2 Sakuragaoka-cho, Shibuya-ku, Tokyo, Japan	150-0031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +81-3-6899-7114

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HTCR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 3, 2026, HeartCore Enterprises, Inc. (the “Company”) entered into a Capital Contribution Portion Transfer Agreement (the “Transfer Agreement”) with Luvina Software Joint Stock Company (“Luvina”). Pursuant to the terms of the Transfer Agreement, the Company sold its entire 51% ownership interest in Heartcore Luvina Vietnam Company Limited (“HLVC”), together with all rights and obligations attaching thereto and accrued up to the date of the Transfer Agreement, to Luvina in exchange for JPY 29,000,000 (approximately $184,093). Luvina holds the remaining 49% ownership interest in HLVC.

The closing of the transactions contemplated by the Transfer Agreement is expected to occur on or before August 14, 2026.

The Transfer Agreement contains customary representations, warranties, and covenants.

The foregoing summary of the material terms of the Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transfer Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 7, 2026, the Company issued a press release announcing entry into the Transfer Agreement.

The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. The information contained in the press release is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Capital Contribution Portion Transfer Agreement, dated August 3, 2026, by and between the registrant and Luvina Software Joint Stock Company.
99.1	Press release of the registrant issued on August 7, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 7, 2026	HEARTCORE ENTERPRISES, INC.

	By:	/s/ Sumitaka Yamamoto
Sumitaka Yamamoto
Chief Executive Officer